UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

Advaxis, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 7, 2015

Dear Stockholder:

You are cordially invited to our 2015 Annual Meeting of Stockholders, to be held at 10:00 a.m. local time, on May 27, 2015, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016. At the meeting, the stockholders will be asked to (i) elect seven directors for a term of one year, (ii) approve our 2015 Incentive Plan, and (iii) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending October 31, 2015. You will also have the opportunity to ask questions and make comments at the meeting.

In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our proxy statement and annual report to stockholders for the year ended October 31, 2014 on the Internet. You may have already received our “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about April 8, 2015. That notice described how you can obtain our proxy statement and annual report. You can also receive paper copies of our proxy statement and annual report upon request.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the proxy statement or the accompanying 2014 Annual Report, please contact Gregory T. Mayes, our Chief Operating Officer and Corporate Secretary at (609) 452-9813.

We look forward to seeing you at the 2015 Annual Meeting.

Sincerely,

Daniel J. O’Connor
President & Chief Executive Officer

Advaxis, Inc. / 305 College Road East / Princeton, NJ 08540 / T: 609-452-9813 / F: 609-452-9818

www.advaxis.com

- ii -

Advaxis, Inc.

305 College Road East

Princeton, New Jersey 08540

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2015 Annual Meeting of Stockholders of Advaxis, Inc. will be held at the offices of Alston & Bird LLP, our legal counsel, located at 90 Park Avenue, New York, New York 10016, on May 27, 2015, at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following:

1.	To elect seven members to our Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

2.	To approve our 2015 Incentive Plan.

3.	To ratify the selection of Marcum, LLP as our independent registered public accountants for the fiscal year ending October 31, 2015, which we refer to as fiscal 2015.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Instructions on how to vote your shares via the Internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which commenced mailing on or about April 8, 2015. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the year ended October 31, 2014 are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on the “Important Notice Regarding the Availability of Proxy Materials.”

Holders of record of the Company’s common stock at the close of business on April 2, 2015 are entitled to receive notice of, and to vote at, the Annual Meeting. The date of mailing this Notice of 2015 Annual Meeting of Stockholders and the accompanying Proxy Statement and materials is on or about April 8, 2015.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Gregory T. Mayes,
Chief Operating Officer and Secretary

Princeton , NJ
April 7, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2015.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR

THE FISCAL YEAR ENDED OCTOBER 31, 2014 ARE AVAILABLE AT HTTP://IR.ADVAXIS.COM/ALL-SEC-FILINGS

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN
ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD

AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

- iii -

ADVAXIS, INC.

- iv -

ADVAXIS, INC.

305 College Road East

Princeton, New Jersey 08540

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2015

The enclosed proxy is solicited by the Board of Directors of Advaxis, Inc. for use at the Annual Meeting. Your vote is very important. For this reason, the Board is requesting that you allow your shares to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. In connection with the solicitation of proxies by the Board, we are mailing this proxy statement, the enclosed proxy card, and our Annual Report on Form 10-K for the fiscal year ended October 31, 2014, which we refer to as fiscal 2014, to all stockholders entitled to vote at the Annual Meeting. We expect these materials to be first mailed to stockholders on or about April 8, 2015.

In this proxy statement, terms such as “we,” “us” and “our” refer to Advaxis, Inc., which may also be referred to from time to time as “Advaxis” or the “Company.”

Information About the Annual Meeting

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Eastern Daylight Time, on May 27, 2015.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the offices of Alston & Bird LLP, our legal counsel, located at 90 Park Avenue, New York, New York 10016.

What items will be voted on at the Annual Meeting?

There are 3 matters scheduled for a vote:

●	To elect seven members to our Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

●	To approve our 2015 Incentive Plan; and

●	To ratify the selection of Marcum, LLP as our independent registered public accountants for the fiscal year ending October 31, 2015, which we refer to as fiscal 2015.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

●	“FOR” the election of each of the seven nominees named herein to serve on the Board;

●	“FOR” the approval of our 2015 Incentive Plan; and

●	“FOR” the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2015.

1

Information About the Voting

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on April 2, 2015, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 27,318,571 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

●	Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Pursuant to our bylaws, a quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On the Record Date, there were 27,318,571 shares outstanding and entitled to vote. Thus, 9,106,191 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

What is a proxy?

A proxy is a person you appoint to vote your shares of our common stock on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of our common stock may be voted. If you vote by proxy, you will be designating Daniel J. O’Connor or Gregory T. Mayes, as your proxies. Messrs. O’Connor or Mayes may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Why did I receive an “Important Notice Regarding the Availability of Proxy Materials?”

In accordance with Securities and Exchange Commission, or SEC, rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the Internet.

2

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 27, 2015. The proxy statement is available at http://ir.advaxis.com/proxy-statements.

How do I vote?

Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

●	By Internet— If you have Internet access, you may authorize your proxy from any location in the world by following the “By Internet” instructions on the proxy card or, if applicable, the Internet voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

●	By Telephone— If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

●	By Mail— You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy bearing a later date;

●	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 305 College Road East, Princeton, New Jersey 08540, Attention: Gregory T. Mayes, Chief Operating Officer and Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or

●	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

What if I sign and return my proxy but do not provide voting instructions?

Proxy cards or voting instruction cards that are signed, dated and returned but do not contain voting instructions will be voted:

●	“FOR” the election of each of the seven nominees named herein to serve on the Board;

●	“FOR” the approval of the Advaxis, Inc. 2015 Incentive Plan; and

●	“FOR” the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2015.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” votes, withheld votes and broker non-votes, and, with respect to proposals other than the election of directors, “AGAINST” votes and abstentions. Abstentions will be counted towards the vote total for each proposal (other than for Proposal No. 1, the election of directors), and will have the same effect as “AGAINST” votes.

3

Brokers who hold shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. For purposes of our Annual Meeting, brokers may only exercise discretionary authority with respect to Proposal No. 3 (the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2015). If the organization that holds your shares does not receive instructions from you on how to vote your shares on the other matters being considered at the Annual Meeting, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

How many votes are needed to approve each proposal?

●	For the election of directors (Proposal No. 1), the seven nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.

●	To be approved, Proposal No. 2 (the approval of the Advaxis, Inc. 2015 Incentive Plan), must receive “FOR” votes from the holders of a majority of the shares present and entitled to vote either in person or by proxy.

●	To be approved, Proposal No. 3 (the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2015) must receive “FOR” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC, within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date will be available for inspection at our corporate headquarters located at 305 College Road East, Princeton, New Jersey 08540 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Proxies also may be solicited by employees and our directors by mail, telephone, facsimile, e-mail or in person.

Additional Information

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Gregory T. Mayes, Chief Operating Officer and Secretary, by mail at Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, by telephone: (609) 452-9813 or by fax: (609) 452-9818.

How can I obtain a copy of the annual report on Form 10-K?

We have filed our annual report on Form 10-K for the year ended October 31, 2014, with the SEC. The annual report on Form 10-K is also included in the 2014 Annual Report to stockholders. You may obtain, free of charge, a copy of our annual report on Form 10-K, including financial statements and exhibits, by writing to our corporate secretary, Gregory T. Mayes. Upon request, we will also furnish any exhibits to the annual report on Form 10-K as filed with the SEC.

4

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our By-laws provide that the number of directors is to be no less than one and no more than nine and shall be fixed by action of the directors. Our Board has fixed the number of directors at seven and has nominated seven persons for election as directors as noted below. Each director will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. For information regarding the independence of our directors, see “Corporate Governance Matters — Director Independence” elsewhere in this proxy statement.

Unless otherwise instructed, the persons named in the proxy will vote to elect the seven nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than seven directors.

Information for Nominees for Director

The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director, and certain information about them, including their ages as of April 2, 2015 is set forth below:

Name	Age	Position

Dr. James P. Patton	57	Chairman of our Board of Directors
Daniel J. O’Connor	50	President, Chief Executive Officer and Director
Roni A. Appel	48	Director
Richard J. Berman	72	Director
Dr. Samir N. Khleif	46	Director
Dr. Thomas McKearn	66	Director
Dr. David Sidransky	54	Director

Biographical information for all nominated directors and current directors is provided in the Corporate Governance Matters section elsewhere in this proxy statement.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ELECTING EACH OF
THE SEVEN NOMINEES LISTED ABOVE.

5

PROPOSAL NO. 2

APPROVAL OF ADVAXIS, INC. 2015 INCENTIVE PLAN

On March 30, 2015, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the Advaxis, Inc. 2015 Incentive Plan (the “2015 Plan”). The 2015 Plan became effective as of March 30, 2015, subject to approval by the Company’s stockholders at the 2015 Annual Meeting.

The 2015 Plan is intended to serve as the successor to the Advaxis, Inc. 2011 Omnibus Incentive Plan (the “Prior Plan”). As of March 30, 2015, there were approximately 650,000 shares of our common stock subject to outstanding awards under the Prior Plan. As of such date, there were approximately 100,000 shares of our common stock reserved and available for future awards under the Prior Plan. If our stockholders approve the 2015 Plan, all future equity awards will be made from the 2015 Plan, and we will not grant any additional awards under the Prior Plan.

Equity-based compensation is an important element in our compensation program. Equity compensation aligns the interests of our management and key employees with the interests of our stockholders, links pay to performance, and provides a strong incentive to our executives and key employees to join our Company and to remain as we continue to move towards commercialization of our products. Importantly, equity compensation allows us to conserve our crucial cash resources while still being able to attract high quality employees and competitively compensate our experienced management team. If we are not able to grant equity awards, we risk losing our executives and key employees to our competition, which would be disruptive and detrimental to our goals and, ultimately, to our stockholders.

The Compensation Committee believes the number of shares available under the Prior Plan will not be sufficient to make the grants it believes will be needed over the next few years to provide adequate long-term equity incentives to our key employees. Approval of the 2015 Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with stockholders. Based on the number of requested shares to be reserved under the 2015 Plan and on our anticipated future grant cycles, we expect that the share reserve will be sufficient to cover future equity incentive awards for two years.

A summary of the 2015 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2015 Plan, which is attached to this Proxy Statement as Annex A.

Promotion of Sound Corporate Governance Practices

We have designed the 2015 Plan to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers and non-employee directors with the interests of stockholders and the company. These features include, but are not limited to, the following:

●	No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

●	Prohibition on Repricing. The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of stockholders, including by a cash repurchase of “underwater” awards.

●	Minimum Vesting Requirements. Subject to certain limited exceptions, full-value awards, stock options and SARs granted under the 2015 Plan will either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service.

●	No Liberal Share Recycling. Shares retained by or delivered to the company to pay the exercise price of a stock option or SAR or to satisfy tax withholding taxes in connection with the exercise or settlement of an award count against the number of shares remaining available under the 2015 Plan.

●	No Single-Trigger Change of Control Vesting. If awards granted under the 2015 Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.

●	No Tax Gross-Ups. The 2015 Plan does not provide for any tax gross-ups.

●	Awards Subject to Clawback Policy. Awards under the 2015 Plan will be subject to any compensation recoupment policy that the company may adopt from time to time.

6

Key Data Relating to Outstanding Equity Awards and Shares Available

The following table includes information regarding outstanding equity awards and shares available for future awards under the Prior Plan as of April 2, 2015 (and without giving effect to approval of the 2015 Plan under this Proposal):

Prior Plan
Total shares underlying outstanding stock options	634,598
Weighted average exercise price of outstanding stock options	$13.51
Weighted average remaining contractual life of outstanding stock options	8.67 years
Total shares underlying outstanding full value awards (1)	654,618
Total shares currently available for grant (2)	92,832

(1)	Includes the maximum number of shares issuable upon conversion of performance awards assuming maximum achievement of all performance goals.

(2)	If our stockholders approve the 2015 Plan, all future equity awards will be made from the 2015 Plan, and we will not grant any additional awards under the Prior Plan. Furthermore, during the period from April 2, 2015, to the date of the Annual Meeting we will not grant any awards under the Prior Plan.

Summary of the 2015 Plan

Purpose and Eligibility. The purpose of the 2015 Plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance. As of April 2, 2015, approximately 22 employees and 6 non-employee directors would be eligible to participate in the 2015 Plan.

Administration. The 2015 Plan will be administered by the Compensation Committee of the Board of Directors. The Committee will have the authority to: designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2015 Plan; and make all other decisions and determinations that may be required under the 2015 Plan.

Awards to Non-Employee Directors. Notwithstanding the above, awards granted under the 2015 Plan to the Company’s non-employee directors will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time.

Permissible Awards. The 2015 Plan authorizes the granting of awards in any of the following forms:

●	market-priced options to purchase shares of our Common Stock, which may be designated under the Code as nonstatutory stock options or incentive stock options;

●	stock appreciation rights, which give the holder the right to receive an amount (payable in cash or stock, as specified in the award agreement) equal to the excess of the fair market value per share of our Common Stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date), multiplied by the number of stock appreciation rights that have been exercised by the holder;

●	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

●	stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property, as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Committee;

●	performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Committee;

●	other stock-based awards that are denominated or payable in, valued by reference to, or otherwise based on, shares of Common Stock;

●	cash-based awards, including performance-based annual bonus awards.

7

Shares Available for Awards. Subject to proportionate adjustment in the event of stock splits and similar events, the aggregate number of shares of Common Stock that may be issued under the 2015 Plan is 3,600,000 shares, plus a number of additional shares (not to exceed 650,000) underlying awards outstanding as of the effective date of the 2015 Plan under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason.

Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again be available for future grants of awards under the 2015 Plan. To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve. Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements, and shares delivered or withheld to pay the exercise price of an option, will not be used to replenish the plan share reserve. Upon exercise of a SAR, the full number of shares underlying the award (rather than any lesser number based on the net number of shares actually delivered upon exercise) will count against the plan share reserve. The Committee may grant awards under the 2015 Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve.

Limitations on Awards. The maximum aggregate number of shares of Common Stock subject to time-vesting options or time-vesting SARs that may be granted under the 2015 Plan in any calendar year to any one participant is 1,000,000 each. With respect to performance vesting awards, for any calendar year, the maximum amount that may be paid to any one participant payable in cash or property or other than shares is $10,000,000, and the maximum number of shares that may be paid to any one participant payable in stock is 1,000,000 shares. The maximum aggregate number of shares subject to awards that may be granted under the 2015 Plan to any non-employee director in any calendar year is 200,000 shares.

Minimum Vesting Requirements. Except in the case of substitute awards granted in a business combination as described above, full-value awards, options and SARs shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. However, the Committee may at its discretion (i) accelerate vesting of such full-value awards, options and SARs in the event of the participant’s termination of service, or the occurrence of a change in control, or (ii) grant full-value awards, options and SARs without the minimum vesting requirements described above with respect to awards covering 5% or fewer of the total number of shares authorized under the 2015 Plan.

Qualified Performance-Based Awards. All options and stock appreciation rights granted under the 2015 Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Committee may designate any other award granted under the 2015 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate over a performance term to be designated by the Committee:

●	Revenue

●	Sales

●	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

●	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

●	Net income (before or after taxes, operating income or other income measures)

●	Cash (cash flow, cash generation or other cash measures)

●	Stock price or performance

●	Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

●	Economic value added

●	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

●	Market share

●	Improvements in capital structure

●	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

●	Business expansion or consolidation (acquisitions and divestitures)

●	Internal rate of return or increase in net present value

●	Working capital targets relating to inventory and/or accounts receivable

●	Inventory management

●	Service or product delivery or quality

●	Customer satisfaction

●	Employee retention

●	Safety standards

●	Productivity measures

●	Cost reduction measures

●	Strategic plan development and implementation

8

The Committee must establish such goals within the time period prescribed by Code Section 162(m), and the Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.

The Committee may provide, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period. Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

Treatment of Awards upon a Change of Control. Unless otherwise provided in an award agreement or any special plan document governing an award:

(A)	in the event of a change of control of the Company in which a successor entity fails to assume and maintain awards under the 2015 Plan:

●	all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

●	the target payout opportunities attainable under outstanding performance-based awards will be deemed to have been fully earned as of the change in control based upon an assumed achievement of all relevant performance goals at the “target” level, and there will be a pro rata payout to the Participant within 60 days following the change of control.

(B)	in the event of a change of control of the Company in which a successor entity assumes or otherwise equitably converts awards under the 2015 Plan, if within two years after the effective date of the change of control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined), then:

●	all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

●	the target payout opportunities attainable under outstanding performance-based awards will be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level, and there will be a pro rata payout to the Participant within 60 days following the termination of employment.

Anti-dilution Adjustments. In the event of a transaction between us and our stockholders that causes the per-share value of our Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2015 Plan will be adjusted proportionately, and the Committee shall make such adjustments to the 2015 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Amendment and Termination of the 2015 Plan. No awards may be granted under the 2015 Plan after the tenth anniversary of the effective date of the plan. The Board or the Committee may amend, suspend or terminate the 2015 Plan at any time, except that no amendment may be made without the approval of the Company’s stockholders if stockholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Common Stock may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the 2015 Plan or modifies the requirements for participation under the 2015 Plan, or if the Board or Committee its discretion determines that obtaining such stockholders approval is for any reason advisable. No amendment or termination of the 2015 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The Committee may amend or terminate outstanding awards at any time, except that no amendment or termination of outstanding award may, without the written consent of the participant, reduce or diminish the value of such outstanding awards.

9

Prohibition on Repricing. Without the prior consent of the Company’s stockholders, outstanding stock options and SARs cannot be repriced, directly or indirectly, nor may stock options or SARs be cancelled in exchanged for stock options or SARs with an exercise or base price that is less than the exercise price or base price of the original stock options or SARs. In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.

Limitations on Transfer; Beneficiaries. No right or interest of a participant in any award may be pledged or encumbered to or in favor of any person other than the Company, or be subject to any lien, obligation or liability of the participant to any person other than the Company or an affiliate. Except to the extent otherwise determined by the Committee with respect to awards other than incentive stock options, no award may be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution.

Clawback Policy. Awards under the 2015 Plan will be subject to any compensation recoupment policy (sometimes referred to as a “clawback policy”) of the Company as adopted from time to time.

Federal Income Tax Consequences

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2015 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and ex-U.S. income tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2015 Plan. When the optionee exercises a Nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, then the amount equal to the excess of the amount realized upon sale or disposition of the option shares over the exercise price will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2015 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

10

Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Performance awards granted under the 2015 Plan are intended to qualify for the “performance based compensation” exception from Code Section 162(m).

Code Section 409A. The 2015 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights granted under the 2015 Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2015 Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2015 Plan.

Benefits to Executive Officers, Directors and Others

On March 30, 2015, the Compensation Committee approved contingent grants of stock options to certain individuals, including executive officers and non-employee directors, subject to stockholder approval of the 2015 Plan at the Annual Meeting. If stockholders approve the 2015 Plan, these contingent grants will be effective and will remain outstanding pursuant to their terms. If stockholders do not approve the 2015 Plan, these contingent grants will be cancelled and forfeited. The table below reflects the contingent grants of stock options granted on March 30, 2015, to the persons and groups identified in the table. All future grants and awards under the 2015 Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable. If the stockholders approve the Plan, such grants and awards will be made at the discretion of the Committee.

New Plan Benefits

2015 Incentive Plan

Name and Position	Dollar Value (1)	Number of Options
Daniel J. O’Connor, President and Chief Executive Officer	--	502,500
Robert G. Petit Executive VP, Chief Scientific Officer	--	46,639
Greg Mayes Executive VP, Chief Operating Officer	--	228,045
All Executive Officers as a Group	--	1,048,197
All Non-Executive Directors as a Group	--	170,000
All Non-Executive Employees as a Group	--	--

(1)	The amount to be realized by the optionee will be the amount by which the fair market value of our common stock on the date of exercise exceeds the option exercise price. The option exercise price is equal to the closing market price of our common stock as of the grant date, which was $13.44.

The Board of Directors unanimously recommends

a vote “FOR” PRoposal no. 2 relating to the approval of

the advaxis, Inc. 2015 Incentive Plan.

11

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee annually considers and selects our independent registered public accountants. The Audit Committee has selected Marcum, LLP to act as our independent registered public accountants for fiscal 2015.

Stockholder ratification of Marcum, LLP as our independent registered public accountants is not required by our by-laws, or otherwise. However, we are submitting the selection of Marcum, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Marcum, LLP as our independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of Marcum, LLP are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 3 RELATING TO THE RATIFICATION

OF THE SELECTION OF MARCUM, LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2015

12

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and our internal controls. The Audit Committee does not prepare or audit our financial statements or certify their accuracy.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, Marcum, LLP, the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of our audited financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for fiscal 2014, as filed with the SEC.

This report is submitted by the Audit Committee.

Dr. James P. Patton

Richard J. Berman

Roni A. Appel

Disclosure of Principal Accountant Fees and Services

On December 14, 2012, we engaged Marcum, LLP (“Marcum”) as our independent registered public accounting firm to audit our financial statements. Beginning with the year ended October 31, 2012, Marcum has audited our financial statements. Below is a summary of the fees recorded for the periods ended October 31, 2014 and 2013.

	Fiscal Year	Fiscal Year
	2014	2013
Audit & Related Fees	$112,482	$165,523
Tax Fees	$24,280	$12,475
Other Fees	$116,638	$136,643
Total	$253,400	$314,641

Audit & Related Fees: The Company recorded fees of $112,482 and $165,523 in connection with its audits and quarterly review services of the Company’s financial statements for the fiscal years ended October 31, 2014 and 2013, respectively.

Tax Fees: The Company recorded fees of $24,280 and $12,475 in connection with tax fees for the fiscal years ended October 31, 2014 and 2013.

13

All Other Fees: The Company recorded fees of $116,638 and $136,643 primarily for review of securities registration documents, and for assistance with other document reviews for the fiscal years ended October 31, 2014 and 2013, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “ de minimus “ provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

14

CORPORATE GOVERNANCE MATTERS

Board of Directors.

As of April 2, 2015, our Board includes seven directors. Effective upon the election of directors at the Annual Meeting, the number of directors serving on the Board will be seven.

Name	Age	Position

Dr. James P. Patton	57	Chairman of our Board of Directors
Daniel J. O’Connor	50	President, Chief Executive Officer and Director
Roni A. Appel	48	Director
Richard J. Berman	72	Director
Dr. Samir Khleif	51	Director
Dr. Thomas J. McKearn	66	Director
Dr. David Sidransky	54	Director

Dr. James P. Patton. Dr. Patton currently serves as the Chairman of our Board of Directors and has served as a member of our Board of Directors since February 2002. Furthermore, Dr. Patton was the Chairman of our Board of Directors from November 2004 until December 31, 2005 and was our Chief Executive Officer from February 2002 to November 2002. Since February 1999, Dr. Patton has been the Vice President of Millennium Oncology Management, Inc., which provides management services for radiation oncology care to four sites. Dr. Patton was a trustee of Dundee Wealth US, a mutual fund family, from October 2006 through September 2014. He is a founder and has been chairman of VAL Health, LLC, a health care consultancy, from 2011 to the present. In addition, he was President of Comprehensive Oncology Care, LLC since 1999, a company that owned and operated a cancer treatment facility in Exton, Pennsylvania until its sale in 2008. From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey. From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis. Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies make Dr. Patton particularly qualified to serve as our director and non-executive chairman.

Daniel J. O’Connor. Mr. O’Connor was appointed Advaxis’s President and Chief Executive Officer in August 2013 at a time when the company had limited cash reserves, was burdened with significant debt, and, due to its status as an “ OTC Company,” had few options for securing the necessary financing to remain solvent. Mr. O’Connor executed a turnaround strategy rooted in an understanding of the potential of Advaxis’s Lm-LLO immunotherapy technology platform. From leading Advaxis’s uplisting to Nasdaq, to assembling the company’s executive team, to securing high-profile collaboration agreements with Merck, MedImmune and Incyte Corporation, Mr. O’Connor has successfully transformed Advaxis financially, clinically and operationally, providing a strong balance sheet that has enabled the company to advance one of most diverse and active immunotherapy pipelines in the industry. Mr. O’Connor’s career is highlighted by more than 15 years of executive, legal, and regulatory experience in the biopharmaceutical industry, including senior leadership positions at ImClone Systems and PharmaNet. During his tenure at ImClone, Mr. O’Connor served as senior vice president, general counsel, and secretary where he supported the clinical development, launch, and commercialization of ERBITUX® and played a key role in resolving numerous issues facing the company, including extensive licensing negotiations, in advance of its sale to Eli Lilly in 2008. Mr. O’Connor’s career in the pharmaceutical and healthcare industry began with his appointment to general counsel of PharmaNet. While at PharmaNet, Mr. O’Connor was instrumental in building the company from a start-up contract research organization into an established world leader in clinical research. Prior to PharmaNet, Mr. O’Connor was a criminal prosecutor in New Jersey and gained leadership experience as a Captain in the U.S. Marines, serving in the Persian Gulf in 1990.

Roni A. Appel. Mr. Appel has served as a member of our Board of Directors since November 2004. He was our President and Chief Executive Officer from January 1, 2006 and Secretary and Chief Financial Officer from November 2004, until he resigned as our Chief Financial Officer on September 7, 2006 and as our President, Chief Executive Officer and Secretary on December 15, 2006. From December 15, 2006 to December 2007, Mr. Appel served as a consultant to us. Mr. Appel currently is a self-employed consultant. Previously, he served as Chief Executive Officer of Anima Cell Metrology Ltd., from 2008 through January 31, 2013. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners). From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc. From 1994 to 1998, he was an attorney and completed his M.B.A at Columbia University. Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early stage biotech businesses qualify him to serve as our director.

15

Richard J. Berman. Mr. Berman has served as a member of our Board of Directors since September 1, 2005. Richard Berman’s business career spans over 35 years of venture capital, senior management and merger and acquisitions experience. In the past 5 years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. In 2014, he was named Chairman of MetaStat, Inc. a public company in the cancer diagnostic field as well as named a Director of Cryoport, Inc., a public company in Cryogenics/logistics. From 2006 to 2011, he was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. In 2012, he became vice chairman of Energy Smart Resources, Inc. From 1998 to 2012, Mr. Berman served as a Director of Easy Link International. Most recently, Mr. Berman was appointed a partner, chairman and director at Scylax Aviation. In addition, Mr. Berman is currently a director of three public companies: Advaxis, Inc., Neostem, Inc. (since 2005), and Lustros, Inc. (since 2012). From 1998 to 2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO. Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments; created the largest battery company in the world in the 1980s by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE); helped to create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his B.S. and M.B.A. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publicly held companies and his directorships in other life science companies qualify him to serve as our director.

Dr. Samir Khleif. Dr. Khleif has served as a member of our Board of Directors since October 2014. He currently serves as the Director of the State of Georgia Cancer Center, Georgia Regents University Cancer Center and the Cancer Service Line. Dr. Khleif was formerly Chief of the Cancer Vaccine Section at the NCI, and also served as a Special Assistant to the Commissioner of the FDA leading the Critical Path Initiative for oncology. Dr. Khleif is a Georgia Research Alliance Distinguished Cancer Scientist and Clinician and holds a professorship in Medicine, Biochemistry and Molecular Biology, and Graduate Studies at Georgia Regents University. Dr. Khleif’s research program at Georgia Regents University Cancer Center focuses on understanding the mechanisms of cancer-induced immune suppression, and utilizing this knowledge for the development of novel immune therapeutics and vaccines against cancer. His research group designed and performed some of the first cancer vaccine clinical trials targeting specific genetic changes in cancer cells. He led many national efforts and committees on the development of biomarkers and integration of biomarkers in clinical trials, including the AACR-NCI-FDA Cancer Biomarker Collaborative and the ASCO Alternative Clinical Trial Design. Dr. Khleif is the author of many book chapters and scientific articles on tumor immunology and biomarkers process development, and he is the editor for two textbooks on cancer therapeutics, tumor immunology, and cancer vaccines. Dr. Khleif was inducted into the American Society for Clinical Investigation, received the National Cancer Institute’s Director Golden Star Award, the National Institutes of Health Award for Merit, the Commendation Medal of the US Public Health Service, and he was recently appointed to the Institute of Medicine National Cancer Policy Forum. Dr. Khleif’s distinguished career as well as his extensive expertise in vaccines and immunotherapies qualify him to serve as our director.

Dr. Thomas J. McKearn. Dr. McKearn has served as a member of our Board of Directors since July 2002. He brings more than 30 years of experience in the translation of biotechnology science into oncology products. As one of the founders of Cytogen Corporation, an Executive Director of Strategic Science and Medicine at Bristol-Myers Squibb, then for ten years, from 2002 to 2012, at Agennix, Inc. (formerly GPC-Biotech) as VP of Medical Affairs and later as the VP of Strategic Clinical Affairs, and now as the President, Research & Development at Onconova, he has worked to bring the most innovative laboratory findings into the clinic and through the FDA regulatory process for the benefit of cancer patients who need better ways to cope with their afflictions. Prior to entering the biotechnology industry in 1981, Dr. McKearn received his medical, graduate and post-graduate training at the University of Chicago and served on the faculty of the Medical School at the University of Pennsylvania. Dr. McKearn’s experience in managing life science companies, his knowledge of medicine and his commercialization of biotech products qualify him to serve as our director.

Dr. David Sidransky. Dr. Sidransky has served as a member of our Board of Directors since July 2013. He is a renowned oncologist and research scientist named and profiled by TIME magazine in 2001 as one of the top physicians and scientists in America, recognized for his work with early detection of cancer. Since 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division and Professor of Oncology, Otolaryngology, Genetics, and Pathology at Johns Hopkins University School of Medicine. He has served as Chairman of the Board of Directors of Champions Oncology since October 2007 and was, until the merger with Eli Lilly, a director and Vice-Chairman of ImClone Systems, Inc. He is the Chairman of Tamir Biotechnology and serves on the Board of Directors of Rosetta Genomics, Immune Pharmaceuticals, and Celsus. He is serving and has served on scientific advisory boards of MedImmune, Roche, Amgen, and Veridex, LLC (a Johnson & Johnson diagnostic company), among others. Dr. Sidransky served as Director (2005-2008) of the American Association for Cancer Research (AACR). Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, qualify him to service as our director.

16

The Board held 6 meetings in fiscal 2014. Each director attended at least 75% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he was a member, if any. We do not have a written policy on board attendance at annual meetings of stockholders. We will encourage, but will not require, our directors to attend the Annual Meeting.

The table below describes the Board’s committees in fiscal 2014:

Committee Name	Current Members	Number of Meetings in Fiscal 2014	Principal Functions

Audit Committee	J. atton (Chairman)	4	The Audit Committee is responsible for the following:
R. Berman
	R. Appel		●	recommending the engagement of auditors to the full Board;

			●	reviewing the results of the audit engagement with the independent registered public accounting firm;

			●	identifying irregularities in the management of our business in consultation with our independent accountants, and suggesting an appropriate course of action;

			●	reviewing the adequacy, scope, and results of the internal accounting controls and procedures;

			●	reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm; and

			●	reviewing the auditors’ fees.

Compensation Committee	R. Appel (Chairman) R. Berman D. Sidransky	4	The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants.

Nominating and Corporate Governance	R. Berman (Chairman) J.Patton	1	The functions of the Nominating and Corporate Governance Committee include the following:

●	identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board;

●	advising the Board with respect to matters of board composition, procedures and committees;

●	developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management; and

●	overseeing the annual evaluation of the Board and our management.

17

Research and Development Committee	D. Sidransky (Chairman) T. McKearn S. Khleif (beginning in October 2014)	4	The functions of the Research and Development Committee include the following:

			●	provide advice and guidance to the Board on scientific matters;

			●	provide advice and guidance to the Board on medical matters.

Director Independence

In accordance with the disclosure requirements of the SEC, we have adopted the NASDAQ listing standards for independence effective April 2010. Each of our directors, other than Daniel J. O’Connor, is independent in accordance with the definition set forth in the NASDAQ rules. Each nominated member of each of our Board committees is an independent director under the NASDAQ standards applicable to such committees. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

Audit Committee

The Audit Committee of our Board of Directors is currently composed of three directors, all of whom satisfy the independence and other standards for Audit Committee members under the NASDAQ rules and the Exchange Act, as amended. For fiscal year 2014, the Audit Committee was composed of Messrs. Berman and Appel and Dr. Patton, with Mr. Berman serving as the Audit Committee’s financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended, which we refer to as the Securities Act.

The Audit Committee operates under a written Audit Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-documents.

Compensation Committee

The Compensation Committee of our Board of Directors consists of Messrs. Berman and Appel, and Dr. Sidransky. The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants. For executives other than the Chief Executive Officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee is usually determined by its Chairman, with the assistance of the Company’s Chief Executive Officer. Compensation Committee meetings are regularly attended by the Chief Executive Officer. Our compensation committee hired Hewitt Associates LLC, operating as Aon Hewitt, a compensation consultant, in January 2015 to perform a compensation program review and market analysis, as well as provide their recommendations for our 2015 Plan.

The Compensation Committee operates under a written Compensation Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-documents.

Nominating and Corporate Governance Committee

For fiscal year 2014, the Nominating and Corporate Governance Committee was composed of Mr. Berman and Dr. Patton.

The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-documents.

18

The Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. Stockholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Nominating and Corporate Governance Committee, Attention: Chairman, Advaxis, Inc., 305 College Road East, Princeton, New Jersey, 08540. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board of Directors, and should include the following information for each person being recommended or nominated for election as a director:

●	The name, age, business address and residence address of the person;

●	The principal occupation or employment of the person;

●	The number of shares of our Common Stock that the person owns beneficially or of record; and

●	Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

In addition, the stockholder’s notice must include the following information about such stockholder:

●	The stockholder’s name and record address;

●	The number of shares of our Common Stock that the stockholder owns beneficially or of record;

●	A description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;

●	A representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person or persons named in such stockholder’s notice; and

●	Any other information about the stockholder that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

The notice must include a written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of ours unless recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors or nominated in accordance with the procedures set forth above. Candidates proposed by stockholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee.

We must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to our Board of Directors (including incumbent directors) will enhance our Board of Director’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

19

While we do not have a formal diversity policy for Board membership, we will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

Research and Development Committee

The Research and Development Committee was established in August 2013 with the purpose of providing advice and guidance to the Board on scientific and medical matters and development. The Research and Development Committee currently consists of Dr. Sidransky, Dr. Khleif and Dr. McKearn.

Board Leadership Structure

On August 19, 2013, James P. Patton was appointed Chairman and continues to serve as Chairman. Dr. Patton’s medical and scientific background, his entrepreneurial experience in healthcare, his history with our Company and his own history of innovation and strategic thinking, qualify him to serve as our Chairman. Additionally, on August 19, 2013, Daniel J. O’Connor was appointed our Chief Executive Officer and President. Mr. O’Connor’s knowledge of industry standards and his experience in industry operations, and his leadership experience provides a fine compliment to Dr. Patton’s scientific knowledge. While we do not have a formal policy regarding the separation of our Chief Executive Officer and Chairman of our Board, we believe the current structure is in the best interest of the Company at this time. Further, this structure demonstrates to our employees, customers and stockholders that we are under strong leadership, with multiple skills and sets the tone for managing our operations. This unity of leadership promotes strategic development and execution, timely decision-making and effective management of our resources. We believe that we are well-served by this structure.

Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Board believes that its work and the work of the Chairman and the Chief Executive Officer, enables the Board to effectively oversee our risk management function.

Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.

305 College Road East

Princeton, New Jersey 08540

Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended October 31, 2014 and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company’s Common Stock complied with all Section 16(a) filing requirements during such fiscal year, except: (i) Roni A. Appel, as a director of the Company, filed a late Form 4 on November 25, 2013 to report a transaction that occurred on November 18, 2013; (ii) Dr. Thomas McKearn, as a director of the Company, filed a late Form 4 on November 25, 2013 to report a transaction that occurred on November 18, 2013; (v) Daniel O’Connor, as an officer and director of the Company, filed a late Form 4 on November 12, 2013 to report a transaction that occurred on October 31, 2013; (vii) Dr. James Patton, as a director of the Company, filed a late Form 4 on November 25, 2013 to report a transaction that occurred on November 18, 2013; (viii) Robert Petit, as an officer of the Company, filed a late Form 4 on January 10, 2014 to report a transaction that occurred on January 7, 2014; and (ix) David Sidransky, as a director of the Company, filed a late Form 4 November 26, 2013 to report a transaction that occurred on November 18, 2013.

20

Compensation Committee Interlocks and Insider Participation

During fiscal year 2014, the Compensation Committee consisted of Messrs. Berman and Appel, and Dr. Sidransky. No member of the Compensation Committee was an officer or employee of the Company during the last fiscal year or at any other time, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K, except as otherwise disclosed under “Certain Relationships and Related Party Transactions” below. No executive officer of the Company served as a member of the board of directors or compensation committee of another entity, one of whose executive officers served on the Company’s Compensation Committee or Board of Directors.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

Thomas A. Moore

On September 26, 2013, the Company entered into a debt conversion and repayment agreement with Mr. Thomas A. Moore, a former director of the Company and our former Chief Executive Officer, with respect to the repayment and partial conversion of amounts owed to Mr. Moore under outstanding promissory notes issued pursuant to the note purchase agreement dated September 22, 2008, as amended from time to time. The Company refers to these outstanding notes as the Moore Notes. As provided in the agreement, following the closing of the October 22, 2013 public offering: (a) the Company paid Mr. Moore $100,000 in cash as partial repayment of the Moore Notes, (b) the Company converted one-half of the remaining balance (approximately $162,132) using the same terms as securities being offered and sold in the October 22, 2013 offering and issued Mr. Moore 40,783 shares of our Common Stock and a five-year warrant to purchase 20,392 shares of our Common Stock at an exercise price of $5.00 per share on October 31, 2013 and (c) the Company paid Mr. Moore in cash the then remaining outstanding balance under the Moore Notes (which amount to $163,132). The Company paid Mr. Moore $168,280, inclusive of additional interest expense incurred, on February 4, 2014, fully satisfying its obligations under the Moore Notes, which no longer remain outstanding.

On August 19, 2013, the Company entered into a consulting agreement with Mr. Moore pursuant to which Mr. Moore continued to assist the Company in exchange for (i) receiving an aggregate of approximately $350,000, paid in installments over the course of the one year consulting period, (ii) reimbursement by the Company for any costs associated with or incurred by Mr. Moore for participation in a group health plan and (iii) a grant of 37,500 RSUs that vests quarterly over three years. Since Mr. Moore was not nominated for re-election, only 10,976 RSUs vested through his current term on the Board. The one-year consulting agreement automatically terminated on August 18, 2014.

Following Mr. Moore’s termination of his engagement as a consultant as provided in the agreement, Mr. Moore was entitled to payment of any earned or accrued but unpaid compensation and, a one-time lump sum $350,000 disengagement payment. As of October 27, 2014, the disengagement payment was paid in full and we have no outstanding balance under all arrangements.

Mark J. Rosenblum

In connection with the October 2011 offering, we issued $58,823.53 of convertible promissory notes to an IRA account in the name of our former Chief Financial Officer, Mark J. Rosenblum, for a purchase price of $50,000. Additionally, Mr. Rosenblum received a warrant to purchase that number of shares of our Common Stock equal to 50% of such number of shares of our Common Stock issuable upon conversion of the $58,823.53 convertible promissory notes, at an exercise price of $18.75 per share, which expired on October 31, 2014. On May 18, 2012, Mr. Rosenblum exchanged his convertible promissory notes and warrant for 5,490 shares of our Common Stock.

21

In connection with Mr. Rosenblum’s resignation in March 2014, the Company and Mr. Rosenblum entered into a separation agreement effective as of March 24, 2014. Mr. Rosenblum was paid one year’s salary of $275,000 pursuant to this agreement and also received accelerated vesting of his stock and option awards.

James P. Patton

On August 2, 2012, in a private placement pursuant to a note purchase agreement, Dr. James Patton, the chairman of our Board of Directors, converted a promissory note in the principal amount of $66,667 for a purchase price of $50,000, representing an original issue discount of 25%. Dr. Patton paid $0.75 for each $1.00 of principal amount of the Patton Note. The Patton Note was convertible into shares of our Common Stock at $18.75 per share, subject to adjustment.

Additionally, Dr. Patton received a warrant to purchase that number of shares of our Common Stock equal to 50% of the number of shares of our Common Stock issuable upon conversion of the Patton Note, at an exercise price of $10.625 per share. This warrant expires on August 2, 2017 and may be exercised on a cashless basis in certain circumstances. On June 25, 2013, Dr. Patton converted the note in full into 21,092 shares of Advaxis Inc. Common Stock.

Daniel J. O’Connor

In connection with a May 2012 offering by Advaxis, Inc., Mr. O’Connor converted a promissory note in the principal amount of $66,667 for a purchase price of $50,000, which represents an original issue discount of 25%. On May 20, 2013, Mr. O’Connor converted the note in full for 21,091 shares of our Common Stock. Mr. O’Connor also received a warrant to purchase that number of shares of our Common Stock equal to 50% of such number of shares of our Common Stock issuable upon conversion of the note, based on the original conversion price of $18.75 per share, which warrant expires May 18, 2017 and may be exercised on a cashless basis in certain circumstances. The warrant had an original exercise price of $18.75 per share but was adjusted, pursuant to its terms, on December 1, 2012 to $10.625 per share.

22

OWNERSHIP OF SECURITIES

Except as noted below, the following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of April 2, 2015:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our directors;

●	each of our named executive officers and current executive officers; and

●	all of our current directors and executive officers as a group.

As used in the table below, the term beneficial ownership with respect to our Common Stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of our Common Stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of our Common Stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following April 2, 2015.

Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 27,318,571 shares of Common Stock outstanding as of April 2, 2015, adjusted as required by the rules promulgated by the SEC. Unless otherwise indicated, the address for each of the individuals and entities listed in this table is 305 College Road East, Princeton, New Jersey 08540.

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Total # of Shares Beneficially Owned	Percentage of Ownership

Dr. James P. Patton (1)	198,763	*	%

Daniel J. O’Connor (2)	456,045	1.7%

Roni A. Appel (3)	102,350	*	%

Richard J. Berman (4)	81,157	*	%

Dr. Thomas J. McKearn (5)	77,816	*	%

Dr. David Sidransky (6)	60,420	*	%

Dr. Samir N. Khleif (7)	32,407	*	%

Sara M. Bonstein (8)	123,324	*	%

Gregory T. Mayes (9)	139,435	*	%

Robert G. Petit (10)	139,764	*	%

David J. Mauro (11)	66,314	*	%

Adage Capital Partners GP LLC (12)	5,139,366	18.8%

All Current Directors & Officers as a Group (11 People) (13)	1,477,795	5.3%

*Less than 1%

23

(1) Represents 167,285 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days, options to purchase 17,200 shares of our Common Stock exercisable within 60 days and warrants to purchase 14,278 shares of our Common Stock exercisable within 60 days.

(2) Represents 264,017 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days, options to purchase 183,500 shares of our Common Stock exercisable within 60 days and warrants to purchase 8,528 shares of our Common Stock exercisable within 60 days.

(3) Represents 83,807 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days, options to purchase 12,293 shares of our Common Stock exercisable within 60 days and warrants to purchase 6,250 shares of our Common Stock exercisable within 60 days.

(4) Represents 58,757 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days and options to purchase 22,400 shares of our Common Stock exercisable within 60 days.

(5) Represents 60,216 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days and options to purchase 17,600 shares of our Common Stock exercisable within 60 days.

(6) Represents 60,420 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days.

(7) Represents 32,407 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days.

(8) Represents 60,541 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days and options to purchase 62,783 shares of our Common Stock exercisable within 60 days.

(9) Represents 63,420 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days and options to purchase 76,015 shares of our Common Stock exercisable within 60 days.

(10) Represents 77,418 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days, options to purchase 55,946 shares of our Common Stock exercisable within 60 days and warrants to purchase 6,400 shares of our Common Stock within 60 days.

(11) Represents 38,759 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days and options to purchase 27,555 shares of our Common Stock exercisable within 60 days.

(12) Represents 5,139,366 shares of our Common Stock of which 3,449,093 shares were purchased in a registered direct transaction, and the remaining 1,690,273 shares were purchased on the open market.

(13) Represents an aggregate of 967,047 shares of our Common Stock voluntarily purchased from the Company at then - market, issued by the Company and/or RSUs to be issued within the next 60 days, options to purchase 475,292 shares of our Common Stock exercisable within 60 days and warrants to purchase 35,456 shares of our Common Stock exercisable within 60 days.

24

Executive Officers

The following table provides information on our current executive officers.

Name	Age	Position
Daniel J. O’Connor	50	President and Chief Executive Officer, Director
David J. Mauro	50	Chief Medical Officer, Executive Vice President
Gregory T. Mayes	46	Chief Operating Officer, Executive Vice President and Secretary
Robert G. Petit	55	Chief Scientific Officer and Executive Vice President
Sara M. Bonstein	34	Chief Financial Officer and Senior Vice President

Daniel J. O’Connor. Mr. O’Connor’s biography appears on page 15.

David J. Mauro, MD, Ph.D. Dr. Mauro was appointed Advaxis’s Chief Medical Officer in October 2014 and brings more than 14 years of experience in oncology drug development to Advaxis where he is responsible for leading the development of the company’s Lm-LLO immunotherapy platform and overseeing its multiple clinical programs including those in HPV-associated cancers (cervical, anal and head & neck), HER2 over-expressing tumors (breast, gastric, and osteosarcoma) and prostate cancer. Additionally, Dr. Mauro is a driving force in the advancement of Advaxis’s checkpoint inhibitor combination strategy where his expertise in PD-1/PDL-1 combination studies is instrumental in the ongoing success of programs involving Advaxis’s Lm-LLO platform and Merck’s approved PD-1 inhibitor, KEYTRUDA® (pembrolizumab), MedImmune’s investigational anti-PD-L1 immune checkpoint inhibitor, MEDI4736, and Incyte's investigational oral indoleamine 2,3-dioxygenase 1 (IDO1) inhibitor, epacadostat (INCB24360). Before joining Advaxis in October 2014, Dr. Mauro served as Executive Director, Section Head Oncology Clinical Development at Merck & Co. where he was involved in the strategic oversight and tactical implementation of the clinical development and translational science for multiple programs within the oncology portfolio, including KEYTRUDA® (pembrolizumab). Prior to Merck, Dr. Mauro was Director at Bristol-Myers Squibb (BMS), where his responsibilities included Erbitux Medical Strategy and Oncology Early Development. While at BMS, he was responsible for all life cycle management activities for Erbitux, as well as medical affairs related activities. During his career, Dr. Mauro has participated in multiple FDA submissions and approvals, including three successful new drug applications for Erbitux, Sprycel® (dasatinib) and Sylatron™ (peginterferon alfa-2b), and two PMA filings for EGFR PharmDx and KRAS Companion Diagnostics. Dr. Mauro received his BS in biochemistry from Cornell University and his MD, Ph.D. in pharmacology from Temple University School of Medicine. He completed his residency training at the National Cancer Institute, National Institutes of Health.

Gregory T. Mayes. Mr. Mayes was appointed Advaxis’s Chief Operating Officer in October 2013. As Executive Vice President and Chief Operating Officer, Mr. Mayes plays an integral role in the implementation of Advaxis’ growth strategy and business development efforts. Since joining Advaxis, Mr. Mayes has been instrumental in identifying and negotiating several partnership and clinical trial collaboration agreements, including combination studies involving Advaxis’s immunotherapy platform and technologies from Merck, MedImmune and Incyte Corporation as well as cultivating a growing base of institutional shareholders. Mr. Mayes’ career is highlighted by more than 20 years of bio-pharmaceutical experience. Prior to Advaxis, Mr. Mayes was an Executive Vice President at Dendreon, the leading pioneer in the field of immuno-oncology research and development, where he served as a member of the Executive Committee. Previous to Dendreon, Mr. Mayes was President and General Counsel of Unigene Laboratories, Inc. where he primarily led out-licensing efforts for the company's novel oral peptide drug delivery platform. From 2004 to 2010, Mr. Mayes served as Vice President, General Counsel, and Chief Compliance Officer at ImClone Systems Corporation, a wholly owned subsidiary of Eli Lilly. During his tenure at ImClone, Mayes supported the clinical development and commercialization of ERBITUX® (cetuximab) and contributed significantly to activities that resulted in Eli Lilly’s $6.5 billion dollar acquisition of ImClone in 2008. As Senior Counsel at AstraZeneca Pharmaceuticals from 2001 to 2004, Mr. Mayes provided a wide range of legal services in connection with the development and commercialization of five approved products in the company’s oncology portfolio. Earlier, Mr. Mayes worked in private practice at Morgan Lewis LLP, a national law firm. He earned his B.S. degree from Syracuse University cum laude where he was recognized as a Remembrance Scholar and he earned a J.D. degree magna cum laude from the Temple University School of Law where he was the Articles Editor on the Temple Law Review.

Robert G. Petit, Ph.D. Dr. Petit joined Advaxis in October, 2010 and currently serves as Executive Vice President and Chief Scientific Officer. Dr. Petit has 23 years of experience in all medical and scientific aspects of pharmaceutical development. He has led programs in discovery, translational development and intellectual property development and has designed and conducted U.S. and international clinical evaluation programs from phase I to IV. Dr. Petit joined Advaxis from Bristol Myers Squibb where he was the U.S. Medical Strategy Lead for the Ipilimumab program, Director of Medical Strategy for New Oncology Products, and Director of Global Clinical Research. Prior to joining Bristol Myers-Squibb, Robert served as Vice President of Clinical Development at MGI Pharma and also at Aesgen Inc. His scientific focus has been to develop immunologic based therapies with a particular emphasis on immunologic oncology treatment. Robert has had significant FDA experience and has contributed to five NDA/BLA filings. Dr. Petit has a Doctorate from the Ohio State University College of Medicine and a B.S. from Indiana State University.

Sara M. Bonstein. Ms. Bonstein joined Advaxis in March 2014 as Senior Vice President and Chief Financial Officer. Ms. Bonstein has a decade of financial leadership experience in the life sciences industry with Eli Lilly& Company, ImClone Systems, and Johnson & Johnson. While at Eli Lilly& Company, Ms. Bonstein was a Six Sigma Champion and Black Belt, leading multiple projects relating to clinical research, project management, finance, manufacturing, and commercial sales. Prior to her Six Sigma role, Ms. Bonstein held positions of increasing responsibility at ImClone (which was acquired by Eli Lilly in 2008) including Director of Finance where she led all budget and forecast activities for preclinical, clinical and manufacturing research and development, spanning over ten monoclonal antibody cancer therapeutics, including ERBITUX® (cetuximab), a cancer treatment with over $1.5 billion in annual sales. Prior to joining ImClone, Ms. Bonstein was a financial analyst at Johnson & Johnson in both the Ortho McNeil Pharmaceuticals and Ortho Biotech Divisions of the company where she managed gross-to-net analysis and calculation for approximately $1.1 billion of pharmaceutical product sales. Ms. Bonstein is a 2004 graduate of Johnson & Johnson’s Financial Leadership Development Program. She holds a BS in Finance from The College of New Jersey and an M.B.A from Rider University.

25

COMPENSATION OF OFFICERS AND DIRECTORS

The following table sets forth the information as to compensation paid to or earned by the individuals serving as our Chief Executive Officer and our two other most highly compensated executive officers during the fiscal year ended October 31, 2014. These individuals are referred to as our named executive officers. As none of our named executive officers received non-equity incentive plan compensation or nonqualified deferred compensation earnings during the fiscal years ended October 31, 2014 and 2013, we have omitted those columns from the table.

Name and Principal Position	Fiscal Year	Salary (1)		Bonus			Stock Award(s)			Option Award(s)			All Other Compensation			Total

Daniel J. O’Connor	2014		$340,603		$58,167	(2)		$1,007,500	(4)	$				$24,910	(8)	$893,847
President and Chief Executive Officer	2013		$214,936		$88,500	(3)	$				$119,920	(7)		$-		$407,476

Robert G. Petit	2014		$283,472		$47,684	(2)		$403,000	(5)	$				$17,499	(8)	$536,722
Executive VP, Chief Scientific Officer	2013		$273,077		$96,253	(3)	$				$208,045	(7)		$21,336	(8)	$559,416

Greg Mayes	2014		$260,923		$24,061	(2)	$			$			$			$411,358
Executive VP, Chief Operating Officer	2013	$		$				$535,500	(6)	$			$			$133,875

(1)	In the fiscal year ended October 31, 2014, each executive officer requested to purchase at market directly from us a certain amount of shares of our Common Stock. Each executive has and will continue to voluntarily acquire our Common Stock based on the fair market value of our Common Stock on the date of the acquisition.
(2)	Represents cash bonuses, where the named executive voluntarily elected to receive part in stock, for services performed during the fiscal year ended October 31, 2014.
(3)	Represents bonuses, paid in cash and stock, related to services performed during the October 2013 public offering.
(4)	Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 of restricted stock units granted to Mr. O’Connor as an incentive based award. The award consisted of 250,000 RSUs, 20% of which vested immediately, with the remaining 80% vesting in equal installments over 12 quarters, so that the award is fully vested on October 31, 2016.
(5)	Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 of restricted stock units granted to Dr. Petit as an incentive based award. The award consisted of 100,000 RSUs, 20% of which vested immediately, with the remaining 80% vesting in equal installments over 12 quarters, so that the award is fully vested on October 31, 2016.
(6)	Represents stock awarded as an inducement grant pursuant to Mr. Mayes’ employment agreement. The award consisted of 150,000 RSUs, 25% of which vested immediately, 25% of which vested on his first anniversary, 25% of which will vest on his second anniversary, and 25% of which will vest on his third anniversary, so that the award is fully vested on October 25, 2016.
(7)	Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 of stock options to purchase 16,000 shares of our Common Stock granted to Mr. O’Connor and options to purchase 18,000 shares of our common stock granted to Mr. Petit. The assumptions used in determining the grant date fair values of the stock options are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended October 31, 2014 filed with the SEC.
(8)	Based on our cost of health care coverage provided to the named executive.

26

Discussion of Summary Compensation Table

O’Connor Compensation Summary

In fiscal year 2014, Daniel J O’Connor had a base salary of $325,000. While Mr. O’Connor triggered certain provisions in his employment agreement that would have resulted in a base salary increase during the year, as an effort to preserve cash, Mr. O’Connor voluntarily requested to waive and hence forego the scheduled increases in his base salary that were required under his employment agreement. In addition, Mr. O’Connor voluntarily requested to purchase at market directly from the Company a certain amount of shares of the Company’s Common Stock each month. This election resulted in $68,750 of gross funds being utilized to purchase shares directly from the Company (21,687 gross shares, 15,950 net shares). In fiscal year 2014, Mr. O’Connor also received a bonus in the amount of $58,167. Again, as an effort to preserve the Company’s cash, Mr. O’Connor elected to receive 75% of his bonus in stock, resulting in an award of 10,825 shares at a value of $4.03.

O’Connor Employment Agreement

On August 19, 2013, the Company’s board of directors appointed Daniel J. O’Connor to serve as the Company’s Chief Executive Officer (“CEO”). The Company and Mr. O’Connor entered into an employment agreement (the “O’Connor Employment Agreement) that provides for Mr. O’Connor’s appointment as President and CEO, which took effect as of such date. The O’Connor Employment Agreement, amended from time to time, provides for an initial term of three years, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. Mr. O’Connor is entitled to a base salary of $325,000 per year (plus annual cost-of-living adjustments), which will be reviewed on an annual basis.

According to the O’Connor Employment Agreement, as amended, Mr. O’Connor voluntarily requested to purchase at market directly from the Company shares of the Company’s Common Stock each month. Mr. O’Connor requested seventy-five percent (75%) of his base salary be received in the form of cash and twenty-five percent (25%) of his base salary be utilized to purchase at market restricted Common Stock of the Company. See Employment Agreements section below for more details on the stock compensation terms.

Mr. O’Connor is eligible to receive an annual bonus of 10-50% of his base salary, which amount, if any, will be determined by the Compensation Committee based on achievement of goals to be established by the committee and Mr. O’Connor at the beginning of each fiscal year. Mr. O’Connor is eligible to participate in our benefit plans, is entitled to 4 weeks of vacation and sick leave, as well as reimbursement of reasonable expenses incurred in fulfilling his duties.

In the event Mr. O’Connor’s employment is terminated without Just Cause, or if he voluntarily resigns with Good Reason, or if his employment is terminated due to disability (all as defined in the employment agreement), and so long as Mr. O’Connor executes a confidential separation and release agreement, in addition to the applicable base salary, plus any accrued but unused vacation time and unpaid expenses that have been earned as of the date of such termination, Mr. O’Connor is entitled to the following: (i) 12-months of base salary and continued health and welfare benefits, (ii) full vesting of all stock options and extension of the exercise period for such stock options by two years, (iii) the issuance of all earned but unissued shares of common stock, and (iv) removal of all restrictive legends on shares that qualify for such treatment under Rule 144 of the Securities and Exchange Act of 1934 within 10 business days of the presentation of such shares to the transfer agent. Severance Payments (as defined in his employment agreement) and benefits, if any, payable to Mr. O’Connor in accordance with his employment agreement are intended to be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code.

The O’Connor Employment Agreement contains customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

Petit Employment Agreement

On September 26, 2013, the Company appointed Robert G. Petit to serve as the Company’s Chief Scientific Officer (“CSO”). The Company and Dr. Petit entered into an employment agreement (the “Petit Employment Agreement) that provides for Dr. Petit’s appointment as Executive Vice President and CSO, which took effect as of such date. The Petit Employment Agreement, amended from time to time, provides for an initial term of one year, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. Dr. Petit is entitled to a base salary of $285,000 per year (plus annual cost-of-living adjustments), which will be reviewed on an annual basis.

According to the Petit Employment Agreement, as amended, Dr. Petit voluntarily requested to purchase at market directly from the Company shares of the Company’s Common Stock each month. Dr. Petit requested ninety-one and a half percent (91.5%) of his base salary be received in the form of cash and eight and one-half percent (8.5%) of his base salary be utilized to purchase at market restricted Common Stock of the Company. See Employment Agreements section below for more details on the stock compensation terms.

27

Dr. Petit is eligible to receive an annual bonus of 10-50% of his base salary, which amount, if any, will be determined by the Compensation Committee based on achievement of goals to be established by the committee and Dr. Petit at the beginning of each fiscal year. Dr. Petit is eligible to participate in our benefit plans, is entitled to 4 weeks of vacation and sick leave, as well as reimbursement of reasonable expenses incurred in fulfilling his duties.

In the event Dr. Petit’s employment is terminated without Just Cause, or if he voluntarily resigns with Good Reason, or if his employment is terminated due to disability (all as defined in the employment agreement), and so long as Dr. Petit executes a confidential separation and release agreement, in addition to the applicable base salary, plus any accrued but unused vacation time and unpaid expenses that have been earned as of the date of such termination, Dr. Petit is entitled to the following: (i) 12-months of base salary and continued health and welfare benefits, (ii) full vesting of all stock options and extension of the exercise period for such stock options by two years, (iii) the issuance of all earned but unissued shares of common stock, and (iv) removal of all restrictive legends on shares that qualify for such treatment under Rule 144 of the Securities and Exchange Act of 1934 within 10 business days of the presentation of such shares to the transfer agent. Severance Payments (as defined in his employment agreement) and benefits, if any, payable to Dr. Petit in accordance with his employment agreement are intended to be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code.

The Petit Employment Agreement contains customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

Mayes Employment Agreement

On October 28, 2013, the Company’s board of directors appointed Gregory T. Mayes, III to serve as the Company’s Chief Operating Officer (“COO”). The Company and Mr. Mayes entered into an employment agreement (the “Mayes Employment Agreement) that provides for Mr. Mayes’s appointment as Executive Vice President and COO, which took effect as of such date. The Mayes Employment Agreement, amended from time to time, provides for an initial term of one year, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. Mr. Mayes is entitled to a base salary of $265,000 per year (plus annual cost-of-living adjustments), which will be reviewed on an annual basis. In addition, Mr. Mayes received an inducement grant of 150,000 restricted shares of the Company’s Common Stock, of which one fourth vested upon him joining the Company and one fourth vested at his one year anniversary, which are not subject to forfeiture as of the grant date, with the remaining shares vesting 37,500 annually on his second and third anniversary, such that the entire award is fully vested and not subject to forfeiture as of October 25, 2016.

According to the Mayes Employment Agreement, as amended, Mr. Mayes voluntarily requested to purchase at market directly from the Company shares of the Company’s Common Stock each month. Mr. Mayes requested ninety-two and one-half percent (92.5%) of his base salary be received in the form of cash and seven and one-half percent (7.5%) of his base salary be utilized to purchase at market restricted Common Stock of the Company. See Employment Agreements section below for more details on the stock compensation terms.

Mr. Mayes is eligible to receive an annual bonus of 10-50% of his base salary, which amount, if any, will be determined by the Compensation Committee based on achievement of goals to be established by the committee and Mr. Mayes at the beginning of each fiscal year. Mr. Mayes is eligible to participate in our benefit plans, is entitled to 4 weeks of vacation and sick leave, as well as reimbursement of reasonable expenses incurred in fulfilling his duties.

In the event Mr. Mayes’s employment is terminated without Just Cause, or if he voluntarily resigns with Good Reason, or if his employment is terminated due to disability (all as defined in the employment agreement), and so long as Mr. Mayes executes a confidential separation and release agreement, in addition to the applicable base salary, plus any accrued but unused vacation time and unpaid expenses that have been earned as of the date of such termination, Mr. Mayes is entitled to the following: (i) 12-months of base salary and continued health and welfare benefits, (ii) full vesting of all stock options and extension of the exercise period for such stock options by two years, (iii) the issuance of all earned but unissued shares of common stock, and (iv) removal of all restrictive legends on shares that qualify for such treatment under Rule 144 of the Securities and Exchange Act of 1934 within 10 business days of the presentation of such shares to the transfer agent. Severance Payments (as defined in his employment agreement) and benefits, if any, payable to Mr. Mayes in accordance with his employment agreement are intended to be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code.

The Mayes Employment Agreement contains customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

28

Employment Agreements

Management voluntarily purchases restricted stock directly from the Company at market price. The respective stock purchases occur on the last trading day of each month. This voluntary election is outlined in each of Daniel J. O’Connor, Chief Executive Officer and President, David J. Mauro, Executive Vice President, Chief Medical Officer, Gregory T. Mayes, Executive Vice President, Chief Operating Officer and Secretary, Robert G. Petit, Executive Vice President, Chief Scientific Officer, and Sara M. Bonstein, Senior Vice President, Chief Financial Officer (each an “Executive”), employment agreements. The table below reflects the purchases of each Executive:

The annual amounts of shares of Common Stock to be purchased by the Company’s executive officers, on an annualized and year-to-date basis, are as follows:

	ANNUALIZED	2014 FISCAL YEAR
	Annual Amount to be Purchased	Gross Purchase		Net Purchase
Executive Officer	$	$	# of shares	$	# of shares
Daniel J. O’Connor	$81,250	$68,750	21,687	$50,891	15,950
David J. Mauro	$15,750	$606	190	$527	165
Gregory T. Mayes	$19,875	$16,818	5,305	$13,801	4,333
Robert G. Petit	$24,225	$20,498	6,466	$16,363	5,159
Sara M. Bonstein	$16,875	$10,384	3,355	$8,038	2,585

In addition to the purchases of Common Stock set forth in the above table, through Fiscal 2014, Mr. O’Connor had also purchased an additional 72,676 shares of Common Stock out of his personal funds for an aggregate consideration of approximately $313,419. These purchases consisted of the conversion of amounts due under a promissory note of approximately $66,500 for 21,091 shares, 2013 base salary which he elected to receive in Common Stock of approximately $182,919 for 34,752 shares, and purchases of the Company’s Common Stock in the October 2013 and March 2014 public offerings of 13,500 shares for $54,000 and 3,333 shares for $10,000.

Additional Compensation Information

Appointment of New Chief Medical Officer

On October 20, 2014, the Company’s board of directors appointed David J. Mauro, M.D., Ph.D. to serve as the Company’s Chief Medical Officer (“CMO”). The Company and Dr. Mauro entered into an employment agreement (the “Mauro Employment Agreement”) that provides for Dr. Mauro’s appointment as Executive Vice President and CMO, which took effect as of such date. The Mauro Employment Agreement provides for an initial term of one year, after which it will be automatically renewed for one year periods unless otherwise terminated by either party upon ninety (90) days written notice prior to the expiration of the applicable term. Dr. Mauro is entitled to a base salary of $315,000 per year (plus annual cost-of-living adjustments), which salary will be reviewed on an annual basis by the Company’s Chief Executive Officer and Compensation Committee.

Dr. Mauro voluntarily agreed to utilize a percentage of his base salary for stock compensation. Dr. Mauro requested ninety-five percent (95%) of his base salary be received in the form of cash and five percent (5%) of his base salary be received in the form of Common Stock of the Company. The respective stock purchase will occur on the last business day of each calendar month and will be effected through a direct purchase from the Company at a purchase price equal to the closing price of the Common Stock on the purchase date. The Company has not filed a Registration Statement on Form S-8 (or any other registration form) to cover the shares of Common Stock issuable pursuant to the Mauro Employment Agreement. Lastly, the Mauro Employment Agreement contains provisions with respect to bonus and equity participation which are consistent with the terms of the Company’s employment agreements with its other executive officers, as well as other customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

Appointment of New Chief Financial Officer

On March 24, 2014, the Company’s board of directors appointed Sara M. Bonstein to serve as the Company’s Chief Financial Officer (“CFO”). The Company and Ms. Bonstein entered into an employment agreement (the “Bonstein Employment Agreement”) that provides for Ms. Bonstein’s appointment as Senior Vice President and CFO, which took effect as of such date. The Bonstein Employment Agreement provides for an initial term of one year, after which it will be automatically renewed for one year periods unless otherwise terminated by either party upon ninety (90) days written notice prior to the expiration of the applicable term. Ms. Bonstein is entitled to a base salary of $225,000 per year (plus annual cost-of-living adjustments), which salary will be reviewed on an annual basis by the Company’s Chief Executive Officer and Compensation Committee.

29

Ms. Bonstein voluntarily agreed to utilize a percentage of her base salary for stock compensation. Ms. Bonstein requested ninety-two and one-half percent (92.5%) of her base salary be received in the form of cash and seven and one-half percent (7.5%) of her base salary be received in the form of Common Stock of the Company. The Bonstein Employment Agreement contains provisions with respect to bonus and equity participation which are consistent with the terms of the Company’s employment agreements with its other executive officers, as well as other customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

Resignation of Mark Rosenblum

On March 24, 2014, Mark J. Rosenblum, Senior Vice President, Chief Financial Officer and Secretary of the Company, resigned. In connection with Mr. Rosenblum’s resignation, the Company and Mr. Rosenblum entered into a separation agreement (the “Separation Agreement”). The Separation Agreement provides for severance benefits of, among other things, one year’s salary of $275,000 payable in equal bi-weekly payments over a period of twelve (12) months as well as accelerated vesting of Mr. Rosenblum’s stock and option awards which resulted in the Company recording approximately $209,000 in stock compensation expense on the statement of operations representing 66,667 shares of our Common Stock (38,700 shares on a net basis after employee payroll taxes).

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the number of outstanding equity awards held by our named executive officers at October 31, 2014.

					Option
					Awards
					Equity
					Incentive Plan					Market
					Awards:			Number		Value of
	Number of		Number of		Number of			of Shares		Shares or
	Securities		Securities		Securities			or Units		Units of
	Underlying		Underlying		Underlying	Option		of Stock		Stock That
	Unexercised		Unexercised		Unexercised	Exercise	Option	That Have		Have Not
	Options (#)		Options (#)		Unearned	Price	Expiration	Not Vested		Vested
Name	Exercisable		Unexercisable		Options (#)	($)	Date	(#)		($)
Daniel J. O’Connor	8,000	(1)	-		-	$3.63	1/2/2023	133,333	(6)	$423,999
	5,333	(2)	2,667	(2)	-	$9.38	3/14/2023

Robert G. Petit	8,000	(3)	-		-	$12.50	10/11/2020	53,333	(7)	$169,599
	9,600	(4)	4,800	(4)	-	$18.50	11/8/2021
	12,000	(2)	6,000	(2)	-	$9.38	3/14/2023

Gregory T. Mayes	-		-		-	$-	-	75,000	(5)	$238,500

(1) Of these options, one-half vested on January 2, 2013, one-half vested on January 2, 2014.

(2) Of these options, one-third vested on March 14, 2013, one-third vested on March 14, 2014, and one-third vested on March 14, 2015.

(3) Of these options, one-third vested on October 10, 2010, one-third vested on October 10, 2011, and one-third vested on October 10, 2012.

(4) Of these options, one-third vested on November 8, 2012, one-third vested on November 8, 2013, and one-third vested on November 8, 2014.

30

(5) Represents unvested restricted stock units granted to Mr. Mayes as an Inducement Grant on October 25, 2013. One fourth vested immediately, one fourth vested on October 25, 2014, one fourth will vest on October 25, 2015, and the final fourth will vest on October 25, 2016.

(6) Represents unvested restricted stock units granted to Mr. O’Connor as an incentive based award. 20% of which vested immediately. The remaining 80% vest in equal installments over 12 quarters, such that the entire award is fully vested and not subject to forfeiture on October 31, 2016.

(7) Represents unvested restricted stock units granted to Mr. Petit as an incentive based award. 20% of which vested immediately. The remaining 80% vest in equal installments over 12 quarters, such that the entire award is fully vested and not subject to forfeiture on October 31, 2016.

Retirement Benefits

The Company provides retirement income to its employees, including Executives, through a 401(k) plan, where participants may elect to contribute a portion of their salary to the plan, and the Company provides matching contributions on employees’ contribution up to 4 percent of base salary.

Potential Payments Upon Termination or Change-in-Control

The Company has entered into Employment Agreements with each of its Executives. Pursuant to their Employment Agreements, termination includes (i) expiration of the term; (ii) written mutual agreement; (iii) voluntary resignation by the Executive with or without Good Reason (“Good Reason”); (iv) death of Executive; (v) disability of Executive, resulting in them being absent from duties on a full time basis for a period of one (1) month or longer; (vi) retirement of Executive; and (vii) termination of Executive by the Company with or without Just Cause (“Just Cause”).

In the event the Company terminates an Employment Agreement without Just Cause, the Executive voluntarily resigns with Good Reason, or if the Executive’s employment is terminated due to disability, the Executive shall be entitled to receive, provided the Executive properly executes a confidential separation and release agreement, (i) the applicable base salary for twelve (12) months following the termination (“Severance Period”), paid in monthly installments; (ii) health benefits during the Severance Period, substantially similar to those received prior to termination; (iii) all stock options held by the Executive will be deemed fully vested and exercisable; (iv) issuance of all Common Stock earned by Executive that has not yet been issued; and (v) removal of all restrictive legends on shares held by Executive that qualify for such treatment under Rule 144 of the SEC Act of 1934.

In the event the Employment Agreement is terminated for any reason not stated above, including, but not limited to, the expiration of the term, written mutual agreement of the Company and Executive, voluntary resignation of Executive without Good Reason, the death or retirement of Executive, or termination of employment by the Company with Just Cause, Executive shall not be entitled to receive any compensation other than accrued salary through effective date of such termination, plus any accrued but unused vacation time and unpaid expenses. The Executive shall also be entitled to continuation of group health plan benefits, provided, that, Executive shall be solely responsible for premiums, costs and expenses associated therewith.

31

Director Compensation

Annually, non-employee directors will receive $100,000 in compensation for Board services, of which at least 50% will be paid in restricted shares of Common Stock. Each director will elect the dollar value of stock based compensation at the beginning of each fiscal year. The share price used in determining the number of shares to be issued will be the average of the 30 preceding trading days prior to November 1 of each fiscal year.

During December 2013, the Board of Directors deemed it advisable and in our best interests to issue shares of stock in compensation for all 2013 through 2016 Board of Director committee meetings in the aggregate amount of 50,000 shares of restricted stock units (RSU’s) to each non-employee, independent director. The RSU grant will vest quarterly over three years such that 100% of the RSU will be vested on October 31, 2016.

Our employee director does not receive any compensation for his services as a director.

The table below summarizes the compensation that was earned by our non-employee directors for fiscal 2014.

	Fees
	Earned
	or Paid	Stock	Option
Name	in Cash (1)	Awards (9)	Awards	Total
Dr. James P. Patton (2)	$-	$301,500	$-	$301,500
Roni A. Appel (3)	$50,000	$251,500	$-	$301,500
Richard J. Berman (4)	$100,000	$201,500	$-	$301,500
Dr. Thomas J. McKearn (5)	$50,000	$251,500	$-	$301,500
Thomas A. Moore (6)	$-	$44,233	$-	$44,233
Dr. David Sidransky (7)	$50,000	$251,500	$-	$301,500
Dr. Samir N. Khleif (8)	$-	$104,949	$-	$104,949

(1)	Non-employee directors received $100,000 compensation for directors services related to fiscal year 2014, of which Directors had the opportunity to receive in either cash and/or stock.
(2)	Dr. Patton elected to receive all of his 2014 compensation in stock. Each non-employee director was granted 50,000 RSU’s for all fiscal year 2013-2016 Board of Director committee meetings. Of the RSUs granted, 16,667 shares vested in fiscal year ended October 31, 2014. The remaining award vests quarterly in equal installments, so that the award is fully vested on October 31, 2016
(3)	Mr. Appel elected to receive his 2014 compensation in 50% cash and 50% stock. Each non-employee director was granted 50,000 RSUs for all fiscal year 2013-2016 Board of Director committee meetings. Of the RSUs granted, 16,667 shares vested in fiscal year ended October 31, 2014. The remaining award vests quarterly in equal installments, so that the award is fully vested on October 31, 2016
(4)	Mr. Berman elected to receive all of his 2014 compensation in cash. Each non-employee director was granted 50,000 RSUs for all fiscal year 2013-2016 Board of Director committee meetings. Of the RSUs granted, 16,667 shares vested in fiscal year ended October 31, 2014. The remaining award vests quarterly in equal installments, so that the award is fully vested on October 31, 2016
(5)	Dr. McKearn elected to receive his 2014 compensation in 50% cash and 50% stock. Each non-employee director was granted 50,000 RSUs for all fiscal year 2013-2016 Board of Director committee meetings. Of the RSUs granted, 16,667 shares vested in fiscal year ended October 31, 2014. The remaining award vests quarterly in equal installments, so that the award is fully vested on October 31, 2016
(6)	Pursuant to his consulting agreement, Mr. Moore was granted 37,500 RSUs which vest over three years. Since Mr. Moore was not nominated for re-election, only 10,976 RSUs vested through his term on the Board and the remaining RSUs were cancelled.
(7)	Dr. Sidransky elected to receive his 2014 compensation in 50% cash and 50% stock. Each non-employee director was granted 50,000 RSUs for all fiscal year 2013-2016 Board of Director committee meetings. Of the RSUs granted, 16,667 shares vested in fiscal year ended October 31, 2014. The remaining award vests quarterly in equal installments, so that the award is fully vested on October 31, 2016
(8)

Dr. Khleif joined the Board of Directors on October 2, 2014. Therefore, he did not receive compensation for 2014 director services. Dr. Khleif was granted 26,042 RSUs for Board of Director committee meetings. Of the RSUs granted, 1,042 shares vested in the fiscal year ended October 31, 2014. The remaining award vests quarterly in equal installments, so that the award is fully vested on October 31, 2016

(9)	Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 of restricted stock units granted to the non-employee directors.

32

Equity Compensation Plan Information

The following table set forth certain information, as of October 31, 2014, regarding our 2004, 2005 and 2009 Stock Option Plans, the 2011 Omnibus Incentive Plan and Employee Stock Purchase Plan.

Number of
	Number of			Securities
	Securities			Remaining
	to be issued			Available for
	upon			Future Issuance
	Exercise of		Weighted-average	Under
	outstanding		Exercise Price of	Equity
	Options, Warrants and		Outstanding Options, Warrants	Compensation
Plan Category	Rights		and Rights	Plans

Equity Compensation Plans approved by security holders (1)	467,968	(1)	$15.51	970,807	(2)

Equity Compensation Plans not approved by security holders			-	-

TOTAL:	467,968		$15.51	970,807

(1)	Reflects shares issuable pursuant to the exercise or conversion of stock options and restricted stock units granted under our 2004, 2005 and 2009 Stock Option Plans and the 2011 Omnibus Incentive Plan.
(2)	Reflects shares remaining available for awards under our 2011 Omnibus Incentive Plan. All of these shares are available for issuance pursuant to grants of full-value awards.

33

DEADLINE FOR RECEIPT OF 2015 STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2016 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 1, 2015; provided, however, that in the event that we hold our 2016 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2015 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.

Attn: Corporate Secretary

305 College Road East

Princeton, New Jersey 08540

Stockholder proposals to be presented at the 2016 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2016 annual meeting of stockholders, must be received in writing at our corporate offices no later than February 23, 2016 (45 days before the one-year anniversary of the date this proxy statement is expected to be mailed to you).

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Gregory T. Mayes, Chief Operating Officer and Secretary, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, or by calling (609) 452-9813. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

34

Annex A

ADVAXIS, INC.

2015 Incentive PLAN

ADVAXIS, INC.

2015 INCENTIVE PLAN

ADVAXIS, INC.

2015 INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1. GENERAL. The purpose of the Advaxis, Inc. 2015 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Advaxis, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d) “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” as a reason for a Participant’s termination of employment, unless otherwise defined in the applicable Award Certificate, shall mean a determination by the Board that Executive has committed or engaged in either (i) any act or failure to act that constitutes, on the part of the Participant, fraud, dishonesty, breach of fiduciary duty, misappropriation, embezzlement or gross misfeasance of duty; (ii) willful disregard of published Company policies and procedures or codes of ethics; or (iii) conduct by the Participant in his office with the Company that is grossly inappropriate and demonstrably likely to lead to material injury to the Company, as determined by the Board acting reasonably and in good faith; provided, that in the case of (ii) or (iii) above, such conduct shall not constitute “Cause” unless the Board shall have delivered to Executive notice setting forth with specificity (A) the conduct deemed to qualify as “Cause”, (B) reasonable action, if any, that would remedy such objection, and (C) a reasonable time (not less than 30 days) within which the Participant may take such remedial action, and the Participant shall not have taken such specified remedial action within the specified time.

(g) “Change in Control” means and includes the occurrence of any one of the following events:

(i) during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any person becomes a Beneficial Owner, directly or indirectly, of either (A) 50% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(i) “Committee” means the committee of the Board described in Article 4.

(j) “Company” means Advaxis, Inc., a Delaware corporation, or any successor corporation.

(k) “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa, (iv) in the discretion of the Committee as specified at or prior to such occurrence, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, or (v) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(l) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(m) “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(n) “Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(o) “Dividend Equivalent” means a right granted with respect to an Award pursuant to Article 12.

(p) “Effective Date” has the meaning assigned such term in Section 3.1.

(q) “Eligible Participant” means an employee (including a leased employee), officer, director or consultant of the Company or any Affiliate.

(r) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(s) “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on the principal such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(t) “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(u) “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.

(v) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(w) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(x) “Independent Directors” means those members of the Board of Directors who qualify at any given time as (a) an “independent” director under the applicable rules of each Exchange on which the Shares are listed, (b) a “non-employee” director under Rule 16b-3 of the 1934 Act, and (c) an “outside” director under Section 162(m) of the Code.

(y) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(z) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(aa) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(bb) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(cc) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(dd) “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(ee) “Performance Award” means any award granted under the Plan pursuant to Article 10.

(ff) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(gg) “Plan” means the Advaxis, Inc. 2015 Incentive Plan, as amended from time to time.

(hh) “Prior Plan” means the Advaxis, Inc. Amended and Restated 2011 Omnibus Incentive Plan, as amended from time to time.

(ii) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(jj) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(kk) “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(ll) “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(mm) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(nn) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 15), the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.

(oo) “Stock” means the $.001 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(pp) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(qq) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(rr) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(ss) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE. Subject to the approval of the Plan by the Company’s stockholders within 12 months after the Plan’s adoption by the Board, the Plan will become effective on the date that it is adopted by the Board (the “Effective Date”).

3.2. TERMINATION OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the stockholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control. Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors under the Plan shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors that is approved and administered by a committee of the Board consisting solely of Independent Directors.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties and shall be given the maximum deference permitted by applicable law. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3. AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan;

(f) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(j) Amend the Plan or any Award Certificate as provided herein; and

(k) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors hereunder shall (i) be subject to the applicable award limits set forth in Section 5.4 hereof, and (ii) be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time that is approved and administered by a committee of the Board consisting solely of Independent Directors. The Committee may not make other discretionary grants hereunder to Non-Employee Directors.

4.4. DELEGATION. The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 3,600,000, plus a number of additional Shares (not to exceed 650,000 underlying awards outstanding as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 3,600,000. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.

5.2. SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve or otherwise treated in accordance with this Section 5.2.

(a) The full number of Shares subject to the Option shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(b) Upon exercise of Stock Appreciation Rights that are settled in Shares, the full number of Stock Appreciation Rights (rather than any lesser number based on the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(c) Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.

(d) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(e) Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(f) To the extent that the full number of Shares subject to a Full Value Award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(g) Substitute Awards granted pursuant to Section 14.9 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(h) Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15):

(a) Options. The maximum number of Options granted under the Plan in any calendar year to any one Participant shall be for 1,000,000 Shares.

(b) SARs. The maximum number of Stock Appreciation Rights granted under the Plan in any calendar year to any one Participant shall be with respect to 750,000 Shares.

(c) Performance Awards. With respect to any calendar year (i) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares shall be $10,000,000, and (ii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock shall be 1,000,000 Shares. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of Shares deemed paid with respect to any calendar year is the total amount payable or Shares earned for the performance period divided by the number of calendar years in the performance period.

(d) Awards to Non-Employee Directors. The maximum aggregate number of Shares associated with any Award granted under the Plan in any calendar year to any one Non-Employee Director shall be 200,000 Shares.

5.5. MINIMUM VESTING REQUIREMENTS. Except in the case of substitute Awards granted pursuant to Section 14.9 and to the following sentence, Full Value Awards, Options and SARs granted under the Plan to an Eligible Participant (other than a Non-Employee Director) shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. Notwithstanding the foregoing, (i) the Committee may permit and authorize acceleration of vesting of such Full Value Awards, Options or SARs in the event of the Participant’s termination of service, or the occurrence of a Change in Control (subject to the requirements of Article 11 in the case of Qualified Performance-Based Awards), and (ii) the Committee may grant Full Value Awards, Options and SARs without respect to the above-described minimum vesting requirements, or may permit and authorize acceleration of vesting of Full Value Awards, Options and SARs, otherwise subject to the above-described minimum vesting requirements, with respect to Awards covering 5% or fewer of the total number of Shares authorized under the Plan.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.9) shall not be less than the Fair Market Value as of the Grant Date.

(b) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, without the prior approval of stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for an Option, SAR or other Award with an exercise or base price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option

(c) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Sections 5.5 and 7.1(e), including a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

(e) EXERCISE TERM. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(f) NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g) NO DIVIDEND EQUIVALENTS. No Option shall provide for Dividend Equivalents.

7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, without the prior approval of stockholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for an Option, SAR or other Award with an exercise or base price that is less than the base price of the original SAR, or otherwise, and (iii) the Company may not repurchase a SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, subject to Section 5.5, including a provision that a SAR that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(d) NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e) NO DIVIDEND EQUIVALENTS. No SAR shall provide for Dividend Equivalents.

(f) OTHER TERMS. All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement (e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.

ARTICLE 9

RESTRICTED STOCK, RESTRICTED STOCK UNITS

AND DEFERRED STOCK UNITS

9.1. GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2. ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter, subject to Section 5.5. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3 DIVIDENDS ON RESTRICTED STOCK. In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited; (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof and subject to the same vesting provisions as provided for the host Award); (iii) will be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant; or (iv) in the case of Restricted Stock that is not subject to performance-based vesting, will be paid or distributed to the Participant as accrued. Unless otherwise provided by the Committee or in the Award Certificate, dividends accrued on Shares of Restricted Stock before they are vested shall be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends with respect to Restricted Stock that is subject to performance-based vesting be paid or distributed until the performance-based vesting provisions of such Restricted Stock lapse.

9.4. FORFEITURE. Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10

PERFORMANCE AWARDS

10.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may equitably modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11

QUALIFIED PERFORMANCE-BASED AWARDS

11.1. OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to enable Options and Stock Appreciation Rights granted hereunder to any Covered Employee to qualify for the Section 162(m) Exemption.

11.2. OTHER AWARDS. When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

—	Revenue

—	Sales

—	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

—	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

—	Net income (before or after taxes, operating income or other income measures)

—	Cash (cash flow, cash generation or other cash measures)

—	Stock price or performance

—	Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

—	Economic value added

—	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

—	Market share

—	Improvements in capital structure

—	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

—	Business expansion or consolidation (acquisitions and divestitures)

—	Internal rate of return or increase in net present value

—	Working capital targets relating to inventory and/or accounts receivable

—	Inventory management

—	Service or product delivery or quality

—	Customer satisfaction

Employee retention

—	Safety standards

—	Productivity measures

—	Cost reduction measures

—	Strategic plan development and implementation

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, on an adjusted basis, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Performance measures may but need not be determinable in conformance with generally accepted accounting principles

11.3. PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

11.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5. CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

11.6. AWARD LIMITS. Section 5.4 sets forth (i) the maximum number of Shares that may be granted in any one-year period to a Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company.

ARTICLE 12

DIVIDEND EQUIVALENTS

12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, which shall be subject to the same vesting provisions as provided for the host Award; (ii) will be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant; or (iii) except in the case of Performance Awards, will be paid or distributed to the Participant as accrued. Unless otherwise provided by the Committee or in the Award Certificate, dividends accrued on Full-Value Awards before they are vested shall be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Awards Stock will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall Dividend Equivalents with respect to a Performance Award be paid or distributed until the performance-based vesting provisions of the Performance Award lapse.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (but subject to the last sentence of Section 5.5) Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

14.2. FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

14.3. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.4. BENEFICIARIES. Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Company.

14.5. STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.6. EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 14.6 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s performance-based Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level, and there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of employment (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b) Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level, and there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.7. ACCELERATION UNDER CERTAIN CIRCUMSTANCES. Subject to Article 11 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant, or upon the occurrence of a Change in Control, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.7.

14.8. FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

14.9. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1. MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

15.2 DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised (provided that Participants shall be provided with advance written notice of any such exercise period and such period shall allow Participants a reasonable period of time in which to exercise such Awards), (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying Stock, as of a specified date associated with the transaction (or the per-shares transaction price), over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15.3 GENERAL. Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Without the prior approval of the stockholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.

16.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) Except as otherwise provided in Article 15, without the prior approval of the stockholders of the Company: (i) the exercise price or base price of an Option or SAR may not be reduced, directly or indirectly, (ii) an Option or SAR may not be cancelled in exchange for an Option, SAR or other Award with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and

(c) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3. COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 17

GENERAL PROVISIONS

17.1. RIGHTS OF PARTICIPANTS.

(a) No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b) Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c) Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.

(d) No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.2. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3. SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a) General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b) Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not affect the dollar amount or prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the non-409A-conforming event.

(c) Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company shall determine which Awards or portions thereof will be subject to such exemptions.

(d) Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and

(ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder; provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

(e) Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f) Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (d) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

(g) Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. section 1.409A-3(j)(4).

17.4. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

17.5. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.6. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.7. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.8. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.9. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.10. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.11. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

17.12. SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

17.13. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

The foregoing is hereby acknowledged as being the Advaxis, Inc. 2015 Incentive Plan as adopted by the Board on March 30, 2015 and by the stockholders on _____________, 2015.

ADVAXIS, INC.

By:

Its:

ADVAXIS, INC.
305 College Road East
Princeton, NJ 08540
ATT: GREGORY T. MAYES

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 James P. Patton 02 Daniel J. O'Connor 03 Roni A. Appel 04 Richard J. Berman 05 Thomas J. McKearn
06 David Sidransky 07 Samir Khleif

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Approval of our 2015 Incentive Plan	☐	☐	☐
3. Ratification of selection of Marcum, LLP as the Company's independent registered public accountants for the fiscal year ending October 31, 2015.	☐	☐	☐

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000241820_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement, Shareholder Letter is/are available at www.proxyvote.com .

ADVAXIS, INC.
2015 Annual Meeting of Stockholders
May 27, 2015 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel J. O'Connor and Gregory T. Mayes, and either one of them, proxies of and attorneys-in-fact for the undersigned, with full powers of substitution, to act for and to vote all shares of Advaxis, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Annual Meeting and related Proxy Statement at the 2015 Annual Meeting of Stockholders of Advaxis, Inc., to be held at Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, on Wednesday, May 27, 2015 at 10:00 am, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000241820_2 R1.0.0.51160